UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

STRYVE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38785	87-1760117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5801 Tennyson Parkway, Suite 275 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(972) 987-5130

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SNAX	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SNAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K (“Amendment No. 1”) amends the Current Report on Form 8-K of Stryve Foods, Inc., a Delaware corporation (the “Company”), filed on July 26, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include (a) the unaudited condensed consolidated financial statements of Stryve Foods, LLC, a Texas limited liability company (“Stryve”), as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, (b) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stryve for the three and six months ended June 30, 2021 and 2020, and (c) the unaudited pro forma condensed combined financial information as of June 30, 2021 and for the six months ended June 30, 2021.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Certain terms used in this Current Report on Form 8-K/A have the same meaning as set forth in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”), filed by Andina on June 28, 2021 with the Securities and Exchange Commission.

Item 2.02. Results of Operations and Financial Condition

On August 16, 2021, the Company issued a press release announcing the financial results for Stryve for the second quarter ended June 30, 2021 achieved prior to the completion of the Business Combination.

The press release is furnished as Exhibit 99.4 under Item 9.01 of this Current Report on Form 8-K/A is incorporated herein by reference. The information in this Item 2.02, including the Exhibit 99.4 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired

The unaudited condensed consolidated financial statements of Stryve as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stryve for the three and six months ended June 30, 2021 and 2020.

(b) Pro Forma Financial Information

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

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(d) Exhibits.

Exhibit No.	Document
99.1	Condensed Consolidated Financial Statements of Stryve as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stryve for the three and six months ended June 30, 2021 and 2020.
99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2021 and for the six months ended June 30, 2021.
99.4	Press Release, dated August 16, reporting Stryve’s financial results for the second quarter ended June 30, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2021

STRYVE FOODS, INC.

By:	/s/ Joe Oblas
Name:	Joe Oblas
Title:	co-CEO

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